SEI DAILY INCOME TRUST ("SDIT")

Government Fund

Supplement Dated November 4, 2022
to the Class F Shares Prospectus Dated May 31, 2022 (the "Prospectus")

This Supplement provides new and additional information beyond that contained in the Prospectus, and should be read in conjunction with the Prospectus. These changes only apply to the Government Fund. Nothing contained herein affects any disclosure as it relates to the Government II Fund or the Treasury II Fund.

Effective on or about January 17, 2023, (i) Class F Shares of the Government Fund will be renamed "Institutional" Shares and (ii) shareholder eligibility and investment minimums for the Government Fund will be amended.

Accordingly, effective on or about January 17, 2023:

1.  All references to "Class F Shares" of the Government Fund are revised to "Institutional" shares.

2.  The following is inserted as the second sentence in the "Purchase and Sale of Fund Shares" section with respect to the Government Fund:

The minimum initial investment for Institutional shares is $100,000 with minimum subsequent investments of $1,000.

3.  The first sentence in the "Purchasing, Exchanging and Selling Fund Shares" section is replaced with:

The following sections tell you how to purchase, exchange and sell (sometimes called "redeem") shares of the Funds.

4.  The following is inserted as the third sentence in the "Purchasing, Exchanging and Selling Fund Shares" section with respect to the Government Fund:

Institutional shares may only be purchased by:

•  bank trust departments or other financial firms, for the benefit of their clients, that have entered into an agreement with the Fund's Distributor permitting the purchase of Institutional Shares;

•  institutions, such as defined benefit plans, defined contribution plans, healthcare plans and board designated funds, insurance operating funds, foundations, endowments, public plans and Taft-Hartley plans, subject to a minimum initial investment of least $25,000,000 in Class Y and Institutional shares of the SEI Funds;

•  clients that have entered into a direct bilateral investment advisory agreement with SIMC with respect to their assets invested in the Funds; and

•  other SEI mutual funds and pooled investment products managed by SIMC.

In the event an Institutional shareholder no longer meets the eligibility requirements to purchase Institutional shares (as noted in this section), the SEI Funds (or their delegate) may, in their discretion, elect to convert such shareholder's Institutional shares into a class of shares of the same Fund(s) for which such shareholder does meet the eligibility requirements. In all cases, if a client meets the eligibility requirements for more than one other class of shares, then such client's Institutional shares shall be convertible into shares of the class having the lowest total annual operating expenses (disregarding fee waivers) for which such clients meet the eligibility requirements.

There are no other changes to the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1426 (11/22)

SEI DAILY INCOME TRUST ("SDIT")

Government Fund

Supplement Dated November 4, 2022
to the Statement of Additional Information Dated May 31, 2022,
as amended October 3, 2022 (the "SAI")

This Supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with the SAI. These changes only apply to the Government Fund. Nothing contained herein affects any disclosure as it relates to the Government II Fund or the Treasury II Fund.

Effective on or about January 17, 2023, Class F Shares of the Government Fund will be renamed "Institutional" Shares.

Accordingly, effective on or about January 17, 2023:

1.  All references to "Class F Shares" of the Government Fund are revised to "Institutional" shares.

2.  Institutional Shares will be added to the list of share class prospectuses on the cover page.

3.  Institutional Shares will be added to the list of share classes under the section titled "The Trust."

There are no other changes to the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1427 (11/22)